## LIBERTY GLOBAL SPIN-OFF OF SUNRISE TO SHAREHOLDERS

You wish to access a website dedicated to documents and information relating to Liberty Global's intent to distribute 100% of Sunrise Communications AG (Sunrise) to Liberty Global's shareholders (the "Spin Transaction").

To allow you to view information on this part of this website, you must read this notice and then click "I CONFIRM". If you are unable to agree you must click "I DO NOT CONFIRM".

**No Offer to Sell or Solicit**

This communication is not an offer to sell or a solicitation of offers to purchase or subscribe for shares or a solicitation of any vote or approval. This document is not a prospectus within the meaning of the Swiss Financial Services Act and not a prospectus under any other applicable laws. Copies of this document may not be sent to, distributed in or sent from jurisdictions in which this is barred or prohibited by law. The information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy, in any jurisdiction in which such offer or solicitation would be unlawful prior to registration, exemption from registration or qualification under the securities laws of any jurisdiction and there shall be no sale of securities in any such jurisdiction.

This announcement is only addressed to and directed at specific addressees who: (A) if in member states of the European Economic Area (the EEA) are people who are "qualified investors" within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (as amended) (the Prospectus Regulation) (Qualified Investors); and (B) if in the U.K., are "qualified investors" within the meaning of Article 2(e) of the UK version of the Prospectus Regulation as it forms part of domestic law in the U.K. by virtue of the European Union (Withdrawal) Act 2018 (the UK Prospectus Regulation) who are: (i) persons having professional experience in matters relating to investments who fall within the definition of "investment professionals" in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the Order); or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; or (C) are other persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended)) in connection with the sale of any securities of the Company or any member of its group may otherwise lawfully be communicated or caused to be communicated (all such persons referred to in (B) and (C) being Relevant Persons). This announcement must not be acted on or relied on (i) in the U.K., by persons who are not Relevant Persons and (ii) in any member state of the EEA by persons who are not Qualified Investors. Any investment activity to which this announcement relates (i) in the U.K. is available only to, any may be engaged in only with, Relevant Persons; and (ii) in any member state of the EEA is available only to, and may be engaged only with, Qualified Investors.

This communication is an advertisement for the purposes of the Prospectus Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended) and underlying legislation. It is not a prospectus. A copy of any prospectus published by the Company will, if approved and published, be made available for inspection on the issuer's website at www.libertyglobal.com subject to certain access restrictions. This communication constitutes advertising in accordance with article 68 of the Swiss Financial Services Act. Such advertisements are communications to investors aiming to draw their attention to financial instruments. Any investment decisions with respect to any securities should not be made based on this advertisement.

**Additional Information and Where to Find It**

This website does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the Spin Transaction, Liberty Global has filed with the SEC a registration statement on Form F-4 which includes a preliminary proxy statement (the "Proxy Statement/Prospectus"). After the Proxy Statement/Prospectus is declared effective, Liberty Global will mail a definitive proxy statement/prospectus and other relevant documents to shareholders of Liberty Global as of a record date to be established for voting on the Spin Transaction. LIBERTY GLOBAL SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED SPIN TRANSACTION THAT LIBERTY GLOBAL AND SUNRISE WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPIN TRANSACTION. Liberty Global shareholders and investors may obtain free copies of the Proxy Statement/Prospectus and other relevant materials (when they become available) and other documents filed by Liberty Global and Sunrise at the SEC's website at www.sec.gov. Copies of the Proxy Statement/Prospectus (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Liberty Global's Investor Relations at ir@libertyglobal.com or +1 (303) 220-6600.

**Participants in the Solicitation**

Liberty Global and its directors, executive officers and certain employees, may be deemed, under rules of the SEC, to be participants in the solicitation of proxies in respect of the proposed Spin Transaction. Information regarding Liberty Global's directors and executive officers is set forth in Liberty Global's filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

**Forward Looking Statements**

This website contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Spin Transaction, the listing of the Sunrise shares for trading on the SIX Swiss Exchange (the SIX), any 2024 financial or operation guidance provided and other information and statements that are not historical fact. These forward-looking statements are subject to certain risks and uncertainties, some of which are beyond Liberty Global's control, that could cause actual results to differ materially from those expressed or implied by these statements. Such risks and uncertainties include the risk that Liberty Global does not receive shareholder approval for the Spin Transaction and/or related matters, Liberty Global's ability to satisfy the other conditions to the Spin Transaction on the expected timeframe or at all, the approval of the shares of Sunrise for listing on the SIX and the development of a trading market for them, the Liberty Global board of directors' discretion to decide not to complete the Spin Transaction for any reason, Liberty Global's ability to realize the expected benefits from the Spin Transaction, unanticipated difficulties or costs in connection with the Spin Transaction, Sunrise's ability to successfully operate as an independent public company and maintain its relationships with material counterparties after the Spin Transaction and other factors detailed from time to time in Liberty Global's filings with the Securities and Exchange Commission, including Liberty Global's most recently filed annual report on Form 10-K, as it may be supplemented from time to time by Liberty Global's quarterly reports and other subsequent filings.

These forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Global's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You are cautioned not to place undue reliance on any forward-looking statement.

***

To access this page of our website which is dedicated to the distribution of documents and information relating to the Spin Transaction, you must confirm that the following statements are accurate: I am a resident of the United Kingdom, the United States of America, Bermuda or Switzerland, or of another jurisdiction, in which I certify that I am legally entitled to access information and documents relating to the Spin Transaction without any formality or publicity being required on the part of Liberty Global;

I undertake not to transfer, transmit or distribute, either in whole or in part, the documents and information relating to the Spin Transaction to which I am to have access to persons residing in any country other than the United Kingdom, the United States of America, Bermuda, Switzerland, or other permissible jurisdictions;

I confirm that I intend to access these documents for informational purposes only, that I have read and understood this disclaimer, and I agree to be bound by each of the terms of this disclaimer.

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# UNLOCKING VALUE FOR SHAREHOLDERS

Capital Markets Day is on September 9th in Zurich. 13:30 CEST.

VIEW THE WEBCAST

Hosted by André Krause and the Sunrise Management team.

## THE WHAT

**NEW LISTING**

Sunrise Class A common shares to be listed on the SIX Swiss Exchange in Q4 2024. The Sunrise Class B shares will not be listed

**SHAREHOLDERS WILL RECEIVE ADSS**

ADSs are foreign shares that can be traded on major US stock exchanges. These ADSs can either be exchanged 1:1 with the new Sunrise shares or traded on the Nasdaq*

**DIVIDEND**

Delivers a dividend-in-kind to Liberty Global shareholders, with commitment to an annual dividend floor of CHF 240m

**STRONG CAPITAL STRUCTURE**

Liberty Global to inject up to CHF 1.5bn to support deleveraging ahead of spin, funded through expected FCF generation and Liberty Global's corporate liquidity

## THE WHY

**UNLEASHING POTENTIAL**

Fully realizes potential of Sunrise as a locally-listed, premium, scaled FMC challenger, building on the successful integration of Sunrise and UPC since their combination in 2020

**ATTRACTIVE SWISS MARKET**

Allows shareholders to benefit from a strong Swiss market, excellent cash generation profile of robust networks, market share gains and desirable shareholder distribution policy

**BROADENING INVESTOR BASE**

Enables Liberty Global shareholders to fully participate in the distinct and compelling investment profiles of both Sunrise and Liberty Global, broadening and deepening Sunrise's investor base

## THE HOW

**BEST OF BOTH WORLDS**

Gives our experienced management team freedom to accelerate growth and drive shareholder returns, but with continued support from Liberty Global in Technology, Financial and Transitional Service agreements

**TAX-EFFICIENT**

Tax-free distribution to US Liberty Global Shareholders. No change for customers, employees or suppliers

**SUPPORTIVE SWISS BACKDROP**

Supported by positive macro fundamentals, appealing tax environment, low cost of capital, rational three-player market and supportive regulatory framework



*"The proposed spin-off is aligned with our strategy of unlocking value by allowing our shareholders to directly participate in the future performance of Sunrise."*



*"We are excited at the prospect of being listed in Switzerland once again and providing local and international investors with access to our scaled FMC challenger position in the market."*



## KEY DOCUMENTS

Press Release: Liberty Global Announces Sunrise Capital Markets Day — Download PDF

Press Release: Liberty Global Announces Intention to Spin-Off Swiss Business — Download PDF

Latest Registration Statement and Preliminary Proxy Statement Filing — Download PDF

# QUESTIONS AND ANSWERS

The Spin-Off

**What is Liberty Global proposing to do?**

Liberty Global is proposing to effect a series of transactions that, if completed in their entirety, will result in the spin-off of Sunrise following the transfer of the Sunrise Business to Sunrise. After the transaction, Liberty Global will continue to own (in whole or in part) and operate its businesses in Belgium, Ireland, Slovakia, the U.K. and the Netherlands, and Sunrise will operate the Sunrise Business, with Liberty Global and Sunrise operating as independent, separate publicly traded companies.

**What will I receive if the spin-off is completed?**

If the spin-off is completed, on the effective date of the spin-off, holders of each class of Liberty Global Common Shares as of the Distribution Record Date will be entitled to receive the following shares and cash in lieu of any fractional shares:

- **Liberty Global Class A common shares**: one Sunrise Class A Common Share, in the form of one Sunrise Class A ADS, for every five Liberty Global Class A common shares held by any such shareholder on the Distribution Record Date.
- **Liberty Global Class B common shares**: two Sunrise Class B Shares, in the form of two Sunrise Class B ADSs, for every Liberty Global Class B common share held by any such shareholder on the Distribution Record Date.
- **Liberty Global Class C common shares**: one Sunrise Class A Common Share, in the form of one Sunrise Class A ADS, for every five Liberty Global Class C common shares held by any such shareholder on the Distribution Record Date.

**What are American Depositary Shares (ADSs)?**

An American depositary share, or ADS, represents a specified number of securities of a non-U.S. company deposited with a custodian bank, also referred to as the depositary. The depositary for the Sunrise ADSs will be JPMorgan Chase Bank, N.A. ("JPMorgan Chase"). Each Sunrise Class A ADS and Sunrise Class B ADS will represent the right to receive, and to exercise the beneficial ownership interests in, one Sunrise Class A Common Share and one Sunrise Class B Share, respectively.

**Why am I receiving Sunrise ADSs instead of Sunrise Shares?**

Liberty Global has determined to deliver all Sunrise Shares distributed in the spin-off initially in ADS form to facilitate efficient initial settlement mechanics. Among other things, this facilitates delivery of Sunrise Shares to holders of Liberty Global Common Shares whose brokers hold their Liberty Global Common Shares in securities accounts at Depository Trust Company.

**Can I elect to receive Sunrise Shares rather than Sunrise ADSs?**

No. To facilitate efficient initial settlement mechanics, Liberty Global has determined to deliver all Sunrise Shares distributed in the spin-off initially in ADS form. However, Sunrise ADS holders will be entitled to cancel the Sunrise ADSs and withdraw the underlying Sunrise Shares at any time following the completion of the spin-off.

**How can I convert my ADSs into Sunrise Shares?**

Sunrise ADS holders who wish to hold the Sunrise Shares directly, rather than in ADS form, will need to deposit such shares with a bank, broker or other nominee capable of holding and trading the Sunrise Shares. Sunrise ADS holders should confirm with their brokers how Sunrise ADSs or Sunrise Shares can be held, purchased, financed and transferred.

Sunrise ADS holders who cancel their Sunrise ADSs and withdraw the underlying Sunrise Shares within the first three months following the spin-off will not have to pay depositary fees of up to $0.05 per Sunrise ADS for such cancellation. Sunrise ADS holders will be responsible for paying any taxes or other expenses in connection with such cancellation and withdrawal.

**What do I need to do to receive Sunrise Shares in ADS form?**

Holders of Liberty Global Common Shares on the Distribution Record Date are not required to pay any cash, or deliver other consideration or give up any Liberty Global Common Shares in order to receive Sunrise Shares in ADS form in the spin-off.

If you hold your Liberty Global Common Shares in book-entry or certificated form, you will not be required to take any specific actions to receive the Sunrise Shares in ADS form to which you are entitled. Sunrise ADSs will not be issued in certificated form. All Liberty Global shareholders, including those holding Liberty Global Common Shares in certificated form, will receive their Sunrise ADSs in book-entry form.

**What is the Distribution Record Date?**

The Distribution Record Date is the date that the Liberty Board will determine as the record date for the spin-off. Holders of record of Liberty Global Common Shares on the Distribution Record Date will be entitled to receive on the effective date of the spin-off the Sunrise Shares of the applicable class in ADS form, based on the applicable distribution ratio.

**Why is the distribution ratio with respect to the Sunrise Class A Common Shares and the Sunrise Class B Shares different?**

Swiss law provides that all shares, regardless of class, must have one vote per share. As a result, for Swiss companies, differential voting between classes of shares is implemented by issuing shares with different par values.

The issuance of Sunrise Class B Shares, each of which will have one-tenth of the par value of Sunrise Class A Common Shares but one vote, will help maintain Liberty Global's historic high vote share structure that Liberty Global's shareholders are familiar with and ensure continuity with Liberty Global's principal shareholders.

Since one Sunrise Class B Share will have one-tenth of the economic entitlement of one Sunrise Class A Common Share, but both will have one vote per share, 10 Sunrise Class B Shares will represent the same economic entitlement as one Sunrise Class A Common Share, but 10 times the number of votes, approximating the voting power differential between Liberty Global's Class A common shares, each of which has one vote per share, and Liberty Global's Class B common shares, each of which has 10 votes per share. Accordingly, each holder of Liberty Global Class B common shares must receive 10 Sunrise Class B Shares in order to receive an economic entitlement equivalent to one Sunrise Class A Common Share. A ratio of one Sunrise Class A Common Share for every five Liberty Global Class A common shares is therefore equivalent to a distribution ratio of 10 to five (or two to one) Sunrise Class B Shares to Liberty Global Class B common shares.

**Is the completion of the spin-off subject to any conditions?**

The completion of the spin-off and related transactions is subject to the satisfaction (as determined by the Liberty Board in its sole discretion) of certain conditions, including, among others the approval of the final terms of the spin-off by the Liberty Board and the approval of the holders of the Voting Shares of the spin-off proposal and the share premium reduction proposal at the Special Meeting.

The Liberty Board may not waive any of the conditions to the spin-off, except that the Liberty Board may waive receipt of any material regulatory or contractual approvals that the Liberty Board has determined are required to be obtained in connection with the spin-off.

**What if the spin-off is not completed?**

If the spin-off is not completed, the Sunrise Business will remain part of Liberty Global, and Liberty Global's shareholders will continue to hold their existing shares in Liberty Global and will not receive any shares or ADSs in Sunrise.

**Are Liberty Global's shareholders entitled to dissenters' rights or appraisal rights?**

No. You will not be entitled to dissenters' rights or appraisal rights in connection with the spin-off.

**Is Liberty Global required to effect the spin-off if shareholders approve the Proposals?**

No. Regardless of receipt of necessary shareholder approval, the Liberty Board is not required to effect the spin-off.

**When does Liberty Global expect to complete the spin-off?**

If the holders of Voting Shares approve the spin-off at the Special Meeting and all other conditions to the completion of the spin-off are satisfied, Liberty Global currently expects to complete the spin-off during the fourth quarter of 2024. However, even if the holders of Voting Shares approve the spin-off, the Liberty Board may abandon or delay the spin-off.

**What happens if I sell my Liberty Global Common Shares before the Distribution Record Date?**

If you sell your Liberty Global Common Shares before the Distribution Record Date, the right to receive Sunrise ADSs (and any cash in lieu of fractional Sunrise Class A ADSs) which you would otherwise be entitled to receive in connection with the spin-off will transfer to the person to whom you sell your Liberty Global Common Shares. In order to be entitled to receive the Sunrise ADSs (and any cash in lieu of fractional Sunrise Class A ADSs) in connection with the spin-off as a Liberty Global shareholder, you must own your shares on the Distribution Record Date.

### Will ADS and Sunrise Shares be listed on an exchange?

Sunrise Class A Common Shares will be listed on the SIX and Sunrise has applied to list the Sunrise Class A ADSs on the Nasdaq Global Select Market ("Nasdaq"). The Nasdaq listing of the Sunrise Class A ADSs will be for a transitional period only, to facilitate trading and holding of the Sunrise Class A ADSs after the spin-off. This transitional period will extend from the listing date of the Sunrise Class A ADSs on Nasdaq to a date which will be approximately nine months thereafter, with the specific date to be determined. Sunrise could elect to shorten or extend the transitional period based upon facts and circumstances at the time.

Neither the Sunrise Class B Shares nor the Sunrise Class B ADSs will be listed on any stock exchange in any jurisdiction.

### What happens to the Nasdaq listing at the end of the transitional period?

Sunrise Class A ADS holders should prepare for a delisting at the end of the transitional period. Upon the expiration of the transitional period and delisting, Sunrise Class A ADSs will trade in the U.S. in the over-the-counter market and holders of the Sunrise Class A ADS should plan to manage their holdings and brokerage accounts accordingly. For example, such holders may wish to cancel their Sunrise Class A ADSs and withdraw the underlying Sunrise Class A Common Shares prior to the termination of the Nasdaq listing.

### Can I convert unlisted Sunrise Class B Shares into listed Sunrise Class A Common Shares?

Sunrise Class B Shares can be exchanged for Sunrise Class A Common Shares in accordance with the terms of Sunrise's articles of association at a ratio of 10 Sunrise Class B Shares for one Sunrise Class A Common Share. The resulting Sunrise Class A Common Shares must be deposited with a bank, broker or other nominee capable of holding and trading the Sunrise Class A Common Shares on the SIX before they can be traded on the SIX.

### Can I convert Sunrise Class B ADSs into Sunrise Class A ADSs or directly into Sunrise Class A Common Shares?

No. Sunrise Class B ADSs cannot be exchanged for Sunrise Class A ADSs or directly for Sunrise Class A Common Shares. Holders of Sunrise Class B ADSs who wish to trade on the SIX at any time following the completion of the spin-off will need to cancel their Sunrise Class B ADSs, withdraw the underlying Sunrise Class B Shares and exchange such shares for Sunrise Class A Common Shares at a ratio of 10 Sunrise Class B Shares for one Sunrise Class A Common Share.

### What are some of the important differences between being a holder of Sunrise ADSs and a holder of Sunrise Shares?

As a Sunrise ADS holder, the depositary will be the direct shareholder of record of Sunrise, but through your ownership of the Sunrise ADS, you will have the right to receive, and to exercise the beneficial ownership in, one Sunrise Share of the applicable class, including to exercise voting rights through the depositary. Because the depositary or its nominee will be the direct shareholder of record for the Sunrise Shares represented by all outstanding Sunrise ADSs, shareholder rights will rest with the depositary or its nominee and will be governed by the laws of Switzerland and Sunrise's articles of association. Your rights will be those of a Sunrise ADS holder. A deposit agreement among Sunrise, the depositary and you as a Sunrise ADS holder, and all other holders and beneficial owners from time to time of the applicable Sunrise ADSs, will set out your rights as the holder of the applicable Sunrise ADSs. You will have the right to, at any time and at your option, cancel your Sunrise ADSs and withdraw the applicable class of Sunrise Shares.

Cash dividends paid in respect of Sunrise ADSs will be subject to applicable fees and expenses incurred by the depositary in connection with the distribution thereof in the amount of up to $0.05 per Sunrise ADS (depending on the amount of dividend), while no such fees and expenses would be payable by direct holders of the Sunrise Shares.

Sunrise ADS holders will vote the underlying Sunrise Shares by instructing the depositary how to vote the Sunrise Shares underlying their Sunrise ADSs, while holders of Sunrise Shares will vote directly or by instructing the independent proxy at any general meetings of Sunrise.

### How do I trade my Sunrise Class A ADSs?

The only listed trading market for either class of the Sunrise ADSs will be Nasdaq, where Sunrise has applied to list the Sunrise Class A ADSs. Trading in Sunrise Class A Common Shares and Sunrise Class A ADSs is expected to begin on the SIX and on Nasdaq, respectively, on a Swiss or U.S. business day, as applicable, after the date that Liberty Global completes the spin-off.

In addition, at any time following the spin-off and regardless of whether the Sunrise Class A ADSs are listed on Nasdaq, as a Sunrise Class A ADS holder, you can trade on the SIX if you cancel your Sunrise Class A ADSs, withdraw the underlying Sunrise Class A Common Shares and deposit such shares with a bank, broker or other nominee capable of holding and trading the Sunrise Class A Common Shares on the SIX.

### How do I trade my Sunrise Class B ADSs?

Neither the Sunrise Class B Shares nor the Sunrise Class B ADSs will be listed on any stock exchange in any jurisdiction. Trading in the Sunrise Class B ADSs, if any, will only take place in the United States OTC. OTC trading is generally much more limited than trading on any national securities exchange and is subject to greater volatility. There can be no assurance that a viable and active trading market will develop in the Sunrise Class B ADSs.

You may, however, trade on the SIX if you cancel your Sunrise Class B ADSs, withdraw the underlying Sunrise Class B Shares, exchange the Sunrise Class B Shares for Sunrise Class A Common Shares in accordance with the terms of Sunrise's articles of association and deposit the resulting Sunrise Class A Common Shares with a bank, broker or other nominee capable of holding and trading the Sunrise Class A Common Shares on the SIX. Holders of Sunrise Class A Common Shares can deposit these in the ADS program and receive Sunrise Class A ADSs accordingly.

### How can I trade on the SIX?

Since as a Liberty Global shareholder you will initially receive Sunrise Shares in ADS form in the spin-off, before they can place an on-market trade for their Sunrise Shares on the SIX, you will first need to cancel your Sunrise ADSs and acquire direct ownership of Sunrise Class A Common Shares.

Only Sunrise Class A Common Shares, but not Sunrise Class B Shares, will trade on the SIX. Accordingly, if you are a holder of Sunrise Class B ADSs and wish to trade on the SIX, you would need to cancel your Sunrise Class B ADSs and withdraw the underlying Sunrise Class B Shares, and then exchange those Sunrise Class B Shares for Sunrise Class A Common Shares in accordance with Sunrise's articles of association, at a ratio of 10 Sunrise Class B Shares for one Sunrise Class A Common Share. You can then trade the resulting Sunrise Class A Common Shares on the SIX. Sunrise Class B ADSs cannot be exchanged for Sunrise Class A ADSs. Sunrise ADS holders who wish to hold the Sunrise Shares directly, rather than in ADS form, or trade the Sunrise Class A Common Shares on the SIX at any time following the spin-off, will need to deposit such shares with a bank, broker or other nominee capable of holding the Sunrise Shares and trading the Sunrise Class A Common Shares on the SIX.

Liberty Global strongly encourages you to contact your bank, broker or other nominee through which you currently hold your Liberty Global Common Shares to inquire about their capability to hold the Sunrise Shares and trade the Sunrise Class A Common Shares on the SIX. Not all U.S. based banks, brokers and other nominees have that capability. Even if your bank, broker or other nominee has that capability, it may take some time for it to take necessary action to enable you to hold the Sunrise Shares or trade the Sunrise Class A Common Shares on the SIX through it, so Liberty Global suggests that you commence this process well in advance of any desired trading of Sunrise Class A Common Shares on the SIX. Your ability to hold your Sunrise Shares with an eligible broker, bank or other nominee will depend not only on such entity's operational capabilities, but also on the policies of, and arrangements with such entity, and if you are unable to do so for any reason, you will not be able to sell your Sunrise Class A Common Shares on the SIX.

Liberty Global also strongly encourages you to contact your bank, broker or other nominee about initiating the process for cancelling your Sunrise ADSs and acquiring direct ownership of the underlying Sunrise Class A Common Shares as soon as possible if you wish to trade Sunrise Class A Common Shares on the SIX as soon as such trading commences.

### How do I trade my Sunrise Class B Shares?

Because the Sunrise Class B Shares will not be listed on the SIX and cannot be traded OTC in the United States (other than in ADS form), you will not be able to trade your Sunrise Class B Shares unless you exchange them for Sunrise Class A Common Shares. You can exchange your Sunrise Class B Shares for Sunrise Class A Common Shares in accordance with Sunrise's articles of association, at a ratio of 10 Sunrise Class B Shares for one Sunrise Class A Common Share. The Sunrise Class A Common Shares can be traded on the SIX through a broker capable of supporting such trading.

### Do I have to cancel my Sunrise ADSs and withdraw my Sunrise Shares?

No. You will only have to cancel your Sunrise ADSs and withdraw the underlying Sunrise Shares if you wish to trade on the SIX. However, Liberty Global expects that Sunrise ADS holders who cancel their Sunrise ADSs and withdraw the underlying Sunrise Shares for trading on the SIX will gain access to what Liberty Global believes will be a more liquid trading market for their Sunrise Shares. Such holders will also become direct shareholders of Sunrise, such that they will be able to vote directly at Sunrise's shareholder meetings and receive any dividends directly from Sunrise without payment of fees of up to $0.05 per Sunrise ADS (depending on amount of the dividend) to JPMorgan Chase, among other possible benefits.

Sunrise ADS holders who cancel their Sunrise ADSs and withdraw the underlying Sunrise Shares within the first three months following the spin-off will not have to pay depositary fees of up to $0.05 per Sunrise ADS for such cancellation. Sunrise ADS holders will be responsible for paying any taxes or other expenses in connection with such cancellation and withdrawal.

The Nasdaq listing of the Sunrise Class A ADSs will be for a transitional period and will extend from the listing date of the Sunrise Class A ADSs on Nasdaq to a date which will be approximately nine months thereafter, with the specific date to be determined.

### How can I cancel my Sunrise ADSs and withdraw Sunrise Shares?

The cancellation of Sunrise ADSs and the withdrawal of the underlying Sunrise Shares will be governed by the deposit agreement applicable to the relevant Sunrise ADSs and the procedures of the depositary. The deposit agreements provide that, among other things, if a holder of Sunrise ADSs tenders Sunrise ADSs to the depositary for cancellation together with proper instructions and documentation and the payment of applicable fees, charges and taxes as set forth in the applicable deposit agreement, the depositary will deliver to such holder of Sunrise ADSs or, upon such holder's written order, another person, the underlying Sunrise Shares, subject only to compliance with applicable law and any temporary delays caused by the closing of the Sunrise ADS register by the depositary or of Sunrise's share register by Sunrise in connection with, among other things, voting at a shareholders' meeting, or the payment of dividends.

Holders of Sunrise ADSs who cancel their Sunrise ADSs and withdraw the underlying Sunrise Shares within the first three months following the spin-off will not have to pay depositary fees of up to $0.05 per Sunrise ADS for such cancellation. Holders of Sunrise ADSs will be responsible for paying any taxes or other expenses in connection with such cancellation and withdrawal.

If you wish to hold the Sunrise Shares directly, rather than in ADS form, or trade the Sunrise Class A Common Shares on the SIX at any time following the spin-off, Liberty Global strongly encourages you to contact your bank, broker or other nominee through which you currently hold your Liberty Global Common Shares or other securities to inquire about their capability to hold the Sunrise Shares and trade the Sunrise Class A Common Shares on the SIX.

## Tax Considerations

### What are the U.S. federal income tax consequences to me of the spin-off?

For U.S. federal income tax purposes, no gain or loss will be recognized by, or be includible in the income of, a U.S. Holder (as defined in "*The Spin-Off—Material U.S. Federal Income Tax Consequences of the Spin-Off*" of the F-4 filing) as a result of the spin-off, except with respect to any cash (if any) received by Liberty Global's shareholders in lieu of fractional Sunrise Class A ADSs. After the spin-off, Liberty Global's shareholders will allocate their basis in their Liberty Global Common Shares held immediately before the spin-off between their Liberty Global Common Shares and their Sunrise ADSs in proportion to their relative fair market values on the date of the spin-off. See "*The Spin-Off—Material U.S. Federal Income Tax Consequences of the Spin-Off*" in the F-4 filing for more information regarding the potential tax consequences to you of the spin-off.

### What are the Swiss income tax consequences to me of the spin-off?

If you are a Swiss resident holder, no gain or loss should arise or be included in your income for Swiss tax purposes as a result of the spin-off, provided that you are a Swiss Holder (as defined in "*The Spin-Off—Material Swiss Tax Consequences of the Spin-Off*" of the F-4 filing) who holds Liberty Global Common Shares as a business asset and correctly maintains the tax and book value of your Liberty Global Common Shares.

If you are a Swiss Holder that holds Liberty Global Common Shares as business assets and you are classified as a "professional securities dealer" or if you are a legal entity and you receive cash in lieu of a fractional Sunrise ADS, then you will generally recognize a capital gain or loss measured by the difference between the cash received for such fractional Sunrise ADS and your tax basis in such fractional Sunrise ADS.

If you are a Swiss Holder who holds Liberty Global Common Shares as private assets and you receive cash in lieu of a fractional Sunrise ADS, the receipt of such cash will be tax-free to you.

### What are the U.K. tax consequences to me of the spin-off?

Holders of Liberty Global Common Shares should not be taxed to income for U.K. tax purposes, nor recognize any gain or loss for the purposes of U.K. taxation of chargeable gains, solely as a result of the spin-off (except, potentially, with respect to any cash (if any) received in lieu of fractional Sunrise ADSs, and on the basis and subject to the matters described in "*The Spin-Off—Material U.K. Tax Consequences of the Spin-Off*" of the F-4 filing).

## CONTACT US

For further information please refer to our preliminary F4 filing in the key document section or get in touch below.

LIBERTY GLOBAL IR TEAM →

Innisfree is acting as proxy solicitation agent for the Special Meeting, contact them on:

+1(877) 825-8906 (within the U.S. and Canada) or +1(412) 232-3651. Banks and brokers may call +1(212) 750-5833.

# BOARD OF DIRECTORS

**Adam Bird**
DIRECTOR

**Ingrid Deltenre**
DIRECTOR

**Mike Fries**
CHAIRMAN

**Thomas D. Meyer**
DIRECTOR

**Catherine Mühlemann**
DIRECTOR

**Enrique Rodriguez**
DIRECTOR

**Lutz Schüler**
DIRECTOR

## TIMELINE

**16 February**: Announcement
Liberty Global announces intention to spin off 100% of Sunrise to shareholders.

**30 August**: Latest Registration Statement and Preliminary Proxy Statement Filing

**9 September**: Capital Markets Day
Sunrise CEO, Andre Krause, to address shareholders

**October/November**: Shareholder Meeting
Special meeting of Liberty Global shareholders to approve spin-off

**Fourth Quarter**: Spin-off completes
On-track for Q4 2024 completion



Financials



Investor News & Events

**Liberty Global Holdings Limited**
Griffin House
161 Hammersmith Road
London, W6 8BS
United Kingdom
+44 20 8483 6300

**Liberty Global SSC Ltd**
Mayfair Business Park
Broad Lane
Bradford, BD4 8PW
United Kingdom

**Liberty Global, Inc.**
1550 Wewatta Street
Suite 1000
Denver, Colorado 80202
USA
+1 303 220 6600

**Liberty Global B.V.**
Boeing Avenue 53
1119 PE Schiphol Rijk
The Netherlands
+31 20 778 9840

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